NWS INTERNATIONAL PROPERTY FUND (the “Fund”)

Supplement dated June 26, 2015 to the Prospectus dated March 31, 2015

1.	The last paragraph in the section entitled “Investment Adviser” on page 12 of the Prospectus is hereby deleted in its entirety and replaced with the following:

A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement between the Trust and the Adviser will be included in the semi-annual report for the period ended August 31, 2015.

2.	The subsection entitled “Limitations on Frequent Purchases” on page 19 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Frequent Trading. Frequent trading by a Fund shareholder may pose risks to other shareholders in the Fund, including (1) the dilution of the Fund’s NAV, (2) an increase in the Fund’s expenses, and (3) interference with the portfolio manager’s ability to execute efficient investment strategies. The Adviser believes, however, that the Fund’s portfolio generally will not be attractive to frequent traders or susceptible to market timing because of the Fund’s targeted institutional shareholder base and because the Fund invests only in publicly traded, liquid securities within several foreign markets, which may help to diversify and reduce the volatility of the Fund’s portfolio in the aggregate. In addition, the sale of Fund shares is subject to a redemption fee of 1.5% of the amount redeemed within 90 days of purchase, which may serve to discourage frequent trading by Fund shareholders and to otherwise offset an increase in the Fund’s expenses associated with frequent trading. The Adviser has also undertaken to monitor shareholder trading activity within the Fund in order to seek to identify shareholder trading activity that may be adverse to the efficient management of the Fund’s portfolio. Based upon these representations, the Board has not adopted a Fund policy with respect to frequent trading of Fund shares by Fund shareholders.

* * *

For more information, please contact a Fund customer service representative toll free at (844) 218-5182.

PLEASE RETAIN FOR FUTURE REFERENCE.